UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):June 4, 2007 (May 30, 2007)

ORION ETHANOL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15579	84-0348444
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

307 South Main Street
Pratt, Kansas 67124
(Address of Principal Executive Offices)

(620) 672-2814
Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement

Effective May 30, 2007, Orion Ethanol, Inc. (the "Company") entered into consents with the holders of a majority in aggregate principal amount of its convertible senior notes (the “Notes”) issued in connection with a private placement by the Company on November 3, 2006 to amend certain terms of the Notes (the “Amendment”). As previously announced, on November 3, 2006, the Company entered into several subscription agreements with 19 accredited investors (as defined in Section 501(a) of Regulation D promulgated under the Securities Act) (the “Noteholders”). Pursuant to the subscription agreements, the Noteholders acquired, in the aggregate, $12,430,000 in principal amount of the Company’s 8% convertible senior notes. Except for Gary C. Evans, the Company’s Chief Executive Officer and a director, who acquired $1,000,000 in principal amount of the Notes, the Noteholders do not have any material relationship with the Company or its affiliates other than in respect of the material definitive agreements described in this item. In connection with the foregoing, the Company also entered into registration rights agreements with the Noteholders, the terms of which are more fully described in the Current Report on Form 8-K filed by the Company with the SEC on November 8, 2006 which is incorporated herein by reference.

Pursuant to the Amendment, Section 5 of the Notes is amended by adding a new subsection (d) which provides the following:

“(d) Mandatory Conversion. Upon the later to occur of both (i) the execution of a definitive merger agreement between Orion and GreenHunter Energy, Inc., a Delaware corporation and (ii) the effectiveness of a registration statement filed with the SEC covering the resale of Common Stock issuable upon conversion of this Note by Noteholder, the outstanding balance under the Note shall be converted in whole into fully paid and non-assessable shares of Common Stock (where appropriate the “Conversion Securities”).

(i)
the number of shares of Common Stock into which this Note shall be converted into shall be determined by dividing (A) the outstanding balance of principal and accumulated interest by (B) $1.00 (as adjusted for any stock splits, recapitalizations or similar transactions effected after the date hereof).

(ii)	The Conversion procedures shall be those described in Section 5(c)(ii) above.”

The foregoing is qualified in its entirety by the Form of the Amendment annexed as an exhibit hereto; the Form of Note, Subscription Agreement and the Registration Rights Agreement annexed as exhibits to the Current Report on Form 8-K filed by the Company with the SEC on November 8, 2006 and should be read in conjunction with the copies of such documents which are incorporated by reference in this report as exhibits.

ITEM 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
4.1*	Form of Consent to the Amendment of Orion Ethanol, Inc. Convertible Senior Note.
4.2	Form of Senior 8% Convertible Note. [Filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].
10.1	Form of Subscription Agreement. [Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].
10.2	Form of Registration Rights Agreement. [Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Ethanol, Inc.

Date: June 4, 2007

/s/ Lane Hamm

Lane Hamm
Chief Financial Officer

EXHIBITS

Exhibit No.	Description
4.1*	Form of Consent to the Amendment of Orion Ethanol, Inc. Convertible Senior Note.
4.2	Form of Senior 8% Convertible Note. [Filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].
10.1	Form of Subscription Agreement. [Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].
10.2	Form of Registration Rights Agreement. [Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on November 8, 2006].